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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    June 12, 2001
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                       Network -1 Security Solutions, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     1-14896                    11-3027591
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(State or other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

        1601 Trapelo Road, Reservoir Place, Waltham, Massachusetts 02451
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (781) 522-3400
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          (Former Name or Former Address, If Changed Since Last Report)

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

ITEM 5.  OTHER EVENTS.


           On June 12, 2001, Avi Fogel resigned as Chief Executive Officer, President and a Director of the Company. The Board of Directors and Mr. Fogel had differences regarding the Company's strategic plan and operations. Murray Fish, Chief Financial Officer of the Company, will serve as acting President. The Company is conducting a search for a Chief Executive Officer within the Information Security Industry. In addition, the Company has retained CMH Capital Management Corp. ("CMH") to provide financial advisory services. Corey M. Horowitz, Chairman of the Board, is the President and sole stockholder of CMH.




































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

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NETWORK-1 SECURITY SOLUTIONS, INC.


Dated: June 15, 2001               By:  /s/ Murray P. Fish
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                                        Name:  Murray P. Fish
                                        Title: President and Chief Financial
                                               Officer





























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